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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                 April 30, 1996

                                  DESIGNS, INC.
                                  -------------
             (Exact Name of registrant as specified in its charter)

        Delaware                  0-15898                 04-2623104
(State or other jurisdiction    (Commission             (IRS Employer
     of incorporation)           File Number)         Identification No.)

      66 B Street, Needham, Massachusetts                     02194
    (Address of principal executive offices)               (Zip Code)

                                 (617) 444-7222
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     Designs, Inc. (the "Company") is filing this Report with the Securities and Exchange Commission in order to set forth in a readily available document certain significant risks and uncertainties that are important considerations to be taken into account in conjunction with consideration and review of the Company's reports, registration statements, information statements, press releases, and other publicly-disseminated documents (including oral statements concerning Company business information made by others on behalf of the Company) that include forward-looking information.

     The nature of forward-looking information is that such information involves assumptions, risks and uncertainties. Certain public documents of the Company and oral statements made by authorized officers, directors, employees, agents and representatives of the Company, acting on its behalf, may include forward-looking information which will be influenced by the following and other assumptions, risks and uncertainties. Forward-looking information requires management of the


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Company to make assumptions, estimates, forecasts and projections regarding the
Company's future results as well as the future effectiveness of the Company's strategic plans and future operational decisions. Forward- looking statements made by or on behalf of the Company are subject to the risk that the forecasts, projections, and expectations of management, or assumptions underlying such forecasts, projections and expectations, may become inaccurate. Accordingly, actual results and the Company's implementation of its plans and operations may differ materially from forward-looking statements made by or on behalf of the Company. The following discussion identifies certain important factors that could affect the Company's actual results and actions and could cause such results and actions to differ materially from any forward-looking statements made by or on behalf of the Company that related to such results and actions. Other factors, which are not identified herein, could also have such an effect.

GENERAL ECONOMIC RISK FACTORS

     Forward-looking statements of the Company are subject to the risk that assumptions made by management of the Company concerning future general economic conditions such as recession, inflation, interest rates, tax rates, consumer spending and credit and other future conditions having an impact on retail markets and the Company's business may prove to be incorrect. Adverse changes in such future economic conditions could have an adverse affect on the Company's business.

CONSUMER PREFERENCES

     The casual apparel industry is intensely competitive and subject to rapid changes in consumer preferences and fashion trends. A significant marketing or promotional success by one or more of the Company's existing or yet to be established competitors could adversely affect the Company's competitive position. In addition, in the United States, where the casual apparel market is mature, sales growth may depend in part on whether the Company can increase its market share at the expense of its competitors.

COMPETITION

     Competition in markets for the Company's products occurs in a variety of ways, including, among other factors, price, quality, reputation, brand image and recognition, ability to anticipate fashion trends and customer preferences, store design and location, inventory control, quality control of the Company's products, advertising and customer service. Factors that will affect the Company's competitive position in the future include uncertainties associated with product procurement from foreign sources, dependence upon foreign manufacturing operations, the Company's ability to offer consumers a broad selection of merchandise, and the Company's ability to manage operational changes required to transition the Company from a single vendor retailer to a vertically integrated retailer.



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     The intensity of the competition faced by the Company and the rapid changes in consumer preferences that can occur in the casual apparel markets pose significant risks to the Company. Many of the Company's competitors are national and regional department, specialty and discount chain stores that offer similar products. Many of the Company's principal competitors have greater market share and financial resources than the Company and there are no assurances that the Company will be able to compete successfully with these competitors in the future.

     On January 28, 1995, Designs JV Corp., a wholly-owned subsidiary of the Company, and a subsidiary of Levi's Only Stores, Inc., a wholly-owned subsidiary of Levi Strauss & Co., entered into a partnership agreement (the "Partnership Agreement") to sell Levi'sr brand products and jeans-related products. The joint venture established by the Partnership Agreement is known as The Designs/OLS Partnership (the "OLS Partnership"). The Company previously announced that the OLS Partnership may open up to a total of thirty-five to fifty Original Levi'sr Stores and Levi'sr Outlet stores throughout eleven northeast states and the District of Columbia (the "Territory") through January 2000.

     Levi Strauss & Co., through its wholly-owned subsidiary, Levi's Only Stores, Inc., has opened retail stores, including Original Levi's [REGISTERED TRADEMARK] Stores and Levi's [REGISTERED TRADEMARK] Outlet stores, in the United States and elsewhere. Levi's Only Stores, Inc. appears to be prepared to open additional retail stores throughout the United States. The Company understands that such store formats, including Original Levi's [REGISTERED TRADEMARK] Stores, Levi's [REGISTERED TRADEMARK] Outlet stores, Dockers [REGISTERED TRADEMARK] Shop stores, Dockers [REGISTERED TRADEMARK] Outlet stores, and Personal Pair [TRADEMARK] stores, may feature one or more Levi Strauss & Co. brands of merchandise. While the OLS Partnership remains in existence, Original Levi's [REGISTERED TRADEMARK] Stores and Levi's [REGISTERED TRADEMARK] Outlet stores opened in the Territory may only be opened by the OLS Partnership. Levi Strauss & Co. and its affiliates currently operate and are permitted to open retail stores based on other store formats that will compete with the Company's stores. As described elsewhere in this Report, the Company stocks its Levi's [REGISTERED TRADEMARK] Outlet by Designs stores and the OLS Partnership's Levi's [REGISTERED TRADEMARK] Outlet stores exclusively with manufacturing overruns, discontinued lines and irregulars purchased by the Company directly from Levi Strauss & Co. and end-of-season Levi Strauss & Co. brand merchandise transferred from the Company's Designs stores and the OLS Partnership's Original Levi's [REGISTERED TRADEMARK] Stores. By its nature, this merchandise is subject to limited availability and is allocated among all authorized operators of Levi's [REGISTERED TRADEMARK] Outlet stores by Levi Strauss & Co. in its sole discretion.

SEASONALITY AND INVENTORY RISK

     Historically, the Company has experienced seasonal fluctuations in revenues and income, with a larger portion of each generated in the second half of the Company's fiscal year as a result of the Back to School and Holiday seasons. The seasonal nature of the Company's business requires the Company to increase its inventory levels prior to the latter half of its fiscal year in preparation for such selling seasons. The casual apparel industry has a significant lead time for


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design, production and delivery of merchandise and, therefore, the Company must commit to purchase orders and production orders well in advance of the time when such merchandise would be available for sale to consumers. Merchandise orders normally must be placed well in advance of each selling season when customer preferences and fashion trends are not yet evident from customer purchases. Since the Company must enter into commitments and contracts for the purchase of Levi Strauss & Co. brand merchandise and the manufacture of Boston Traders [REGISTERED TRADEMARK] brand merchandise well in advance of each selling season, the Company is vulnerable to changes in consumer demand and pricing shifts and to errors in selection and timing of such merchandise purchases. If the Company fails to accurately forecast consumer demand or if there are changes in consumer preferences or market demand after the Company has committed to such purchase and production orders, the Company may encounter difficulty in liquidating its inventory. These variables may have an adverse effect on the Company and the image of the brands offered for sale by the Company as well as its sales, gross margins and earning results.

DEPENDENCE ON LEVI STRAUSS & CO. MERCHANDISE

     Almost all of the Company's revenue is derived from the operation of its retail stores. Except for the Company's Boston Tradersr outlet stores, all or substantially all of the merchandise sold to consumers through these stores is merchandise manufactured by Levi Strauss & Co. and its licensees. The Company does not now have, and never has had, any agreement with Levi Strauss & Co. guaranteeing minimum quantities of merchandise to be supplied to the Company, establishing a price structure for the Company's purchases of Levi Strauss & Co. merchandise, or compelling the Company to purchase minimum quantities or specific styles or colors of merchandise. The Company has no assurance that it will be able to continue to purchase merchandise from Levi Strauss & Co. in adequate quantities or on terms that are comparable to those available to other retailers. The Company would be materially and adversely affected by any material reductions in the availability of Levi Strauss & Co. merchandise, any adverse change in Levi Strauss & Co. business, marketing strategy or product mix, or any significant increase in the prices the Company must pay for Levi Strauss & Co. merchandise. The Company also may be materially and adversely affected in the event of negative publicity concerning the reputation of Levi Strauss & Co. or the reputation of its merchandise.

RISK OF RESTRICTION ON USE OF LEVI STRAUSS & CO. TRADEMARKS, SERVICE MARKS, TRADE DRESS AND TRADE NAMES

     The Company and the OLS Partnership use certain trademarks, service marks, trade names and brand names of Levi Strauss & Co. in their store names, displays and advertising with the permission of Levi Strauss & Co. The Company has an agreement with Levi Strauss & Co. to use certain Levi Strauss & Co. trademarks on the Company's store


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signs. The OLS Partnership entered into a license agreement that grants the OLS
Partnership the right to use certain service marks, trade names and trade dress owned by Levi Strauss & Co. The Company and the OLS Partnership make no payments to Levi Strauss & Co. or its affiliates with respect to the use of such trademarks, service marks and trade names. The Company, including the OLS Partnership, could be materially and adversely affected by significant limitations imposed on the use of Levi Strauss & Co. trademarks, service marks, trade names, trade dress or brand names.

RISK OF INFRINGEMENT OF THE COMPANY'S TRADEMARKS

     The Company is the owner in the United States of the registered trademark "Boston Traders" and certain other trademarks, service marks and trade names. Certain of these marks are also registered, or are the subject of pending applications, in the trademark registries of foreign countries. The Company considers its rights in the Boston Traders [REGISTERED TRADEMARK] trademark and its other marks in the United States and in foreign countries to be valuable assets of the Company which may have a significant influence on the Company's ability to expand. Any infringement upon the Company's Boston Traders [REGISTERED TRADEMARK] trademark or its other trademarks, service marks and trade names or any piracy of the Company's other intellectual property or its products would have a negative impact upon the Company's ability to promote, market and enhance its branded merchandise.

RISK RELATED TO TRANSITION TO A VERTICALLY INTEGRATED RETAILER

     For almost 20 years, the Company purchased merchandise exclusively from Levi Strauss & Co. and its licensees. In November 1994, and more significantly in May 1995, the Company undertook a transition from being a single vendor retailer to being a multi-brand vertically integrated retailer offering, in addition to the Levi's [REGISTERED TRADEMARK], Dockers [REGISTERED TRADEMARK] and Timberland [REGISTERED TRADEMARK] brands, its own Boston Traders [REGISTERED TRADEMARK] brand of merchandise. As part of this transition, the Company has made significant additions to its management and staff in order to establish product development, product sourcing and logistics capabilities. This transition will require the Company to successfully manage new vertically integrated operations that develop, design, source and distribute Boston Tradersr brand products. There are no assurances that the Company will be able to successfully transition its operations from a single vendor to a vertically integrated retailer. There also are no assurances that the Company will be able to successfully update, enhance and distinguish the Boston Traders [REGISTERED TRADEMARK] brand or develop merchandise that will complement the Levi Strauss & Co. brands sold by the Company.

STORE EXPANSION RISKS

     Levi Strauss & Co. informed the Company that it did not see an opportunity for the Company to increase the number of its Levi's [REGISTERED TRADEMARK] Outlet by Designs stores, nor the number of its Designs stores in the exclusively Levi Strauss & Co. brands format. Accordingly, the Company's ability to continue to increase the number of stores it operates depends, in part, on the Company's ability to successfully develop, open and operate stores


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that feature Boston Traders [REGISTERED TRADEMARK] brand merchandise and, in part, upon the OLS Partnership's ability to successfully continue to identify, secure, open and operate new Original Levi's [REGISTERED TRADEMARK] Stores and Levi's [REGISTERED TRADEMARK] Outlet stores within the Territory. Store expansion also depends upon on a number of other general factors including the Company's ability to identify and secure suitable store locations, the negotiation of acceptable lease terms, merchandise availability and the Company's future financial resources. The Company anticipates that new store locations and existing store relocations will continue to be subject to new branch opening approval policies and practices of Levi Strauss & Co. The Company expects to continue to work closely with Levi Strauss & Co. in evaluating product availability for existing and new store locations and must obtain the approval of Levi Strauss & Co. before opening new stores. There are no assurances that the Company will continue to be successful in either obtaining suitable store locations for its new or relocated stores nor in negotiating acceptable lease terms for such locations. Also, there are no assurances that new stores will achieve profitability or that existing profitable stores will remain so. There are no assurances that the Company will be able to develop a new store format featuring the Boston Traders [REGISTERED TRADEMARK] brand, or that, if developed, any new store based upon such store format will be successful.

     The OLS Partnership has a ten year term. However, the Partnership Agreement contains certain exit rights that enable either partner to buy or sell their interest in the OLS Partnership, including the right to buy or sell particular stores operated by the OLS Partnership. The Company would be materially and adversely affected if, following January 2000, Levi Strauss & Co. or its affiliates were to purchase the profitable Original Levi's [REGISTERED TRADEMARK] Stores and Levi's [REGISTERED TRADEMARK] Outlet stores owned and operated by the OLS Partnership and either cause to remain in the OLS Partnership or to seek to require an affiliate of the Company to purchase any unprofitable Original Levi's [REGISTERED TRADEMARK] Stores and Levi's [REGISTERED TRADEMARK] Outlet stores.

INCREASING ADVERTISING COSTS

     For almost 20 years the Company has enjoyed the benefit of being closely identified with Levi Strauss & Co. As the Company continues to feature its own and other brands of merchandise, the Company will increasingly rely upon its own advertising and promotional efforts to build and enhance brand image. Historically, the Company has received co-operative advertising allowances from Levi Strauss & Co. that have funded as much as one third of all advertising expenditures. As the Company decreases the proportion of Levi Strauss & Co. brand merchandise, the advertising allowances associated with the Company's advertising will decrease proportionately. Accordingly, the Company's business will require increased investments in marketing and advertising. There are no assurances that such increased investment will be financially possible or, if undertaken, will result in increased sales.


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DEPENDENCE ON CONTRACT MANUFACTURING

     The Company's Boston Traders [REGISTERED TRADEMARK] products are primarily manufactured outside of the United States and, to a lesser extent, within the United States. To the extent that the Company succeeds in its efforts to expand sales of Boston Traders [REGISTERED TRADEMARK] merchandise, the Company will become increasingly dependent upon unaffiliated foreign and domestic firms for the sourcing of its products. Foreign manufacturing and, to a lesser extent, domestic manufacturing are subject to a number of risks, including work stoppages, transportation delays and interruptions, political instability, foreign currency fluctuations, economic disruptions, expropriation, nationalization, the imposition of tariffs and import and export controls and quotas, changes in governmental policies (including United States policies towards these foreign countries) and other factors which could have an adverse effect on the Company's business. Further, revocation of "most favored nation" status for, or the imposition of trade sanctions against foreign countries in which the Company's manufacturers operate could have an adverse affect on the Company's business. The Company has not entered into long-term contractual arrangements with its foreign or domestic manufacturers. The loss of any one or more of its foreign or domestic manufacturers could have an adverse effect on the Company's business until, if at any time, suitable alternative supply arrangements were secured.

SOURCES OF SUPPLY

     The Company depends upon its unaffiliated firms to source high-quality products in a timely and cost-efficient manner and relies upon the availability of sufficient production capacity and the ability to utilize alternative sources of supply. In addition, if these sources were to experience significant shortages in raw materials used in the Company's products, it could have a negative effect on the Company's business, including increased costs or difficulty in delivering product.

LITIGATION RISKS

     The Company is subject to the normal risks of litigation with respect to its business operations.

FACTORS AFFECTING THE COMPANY'S BUSINESS ARE SUBJECT TO CHANGE

     This Report contains cautionary statements concerning certain factors that may influence the business of the Company and are made as of the date of this Report. Such factors are subject to change. The cautionary statements set forth in this Report are not intended to cover all of the factors that may affect the Company's business in the future. Forward-looking information disseminated publicly by the Company following the date of this Report may be subject to additional factors hereafter published by the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DESIGNS, INC.




Date:  April 30, 1996                   By: /s/ Joel H. Reichman
                                            -----------------------------------
                                                Joel H. Reichman, President and
                                                   Chief Executive Officer


















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